SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 3, 2003



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Maverick Tube Corporation announced on March 3, 2003 the completion of the SeaCAT Corporation acquisition. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 3, 2003


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated March 3, 2003

                                     EX 99.1 - Press Release Dated March 3, 2003

FOR IMMEDIATE RELEASE                                March 3, 2003

For further information contact:                     Pam Boone
                                                     Vice President Finance, CFO
                                                     636-733-1600
--------------------------------------------------------------------------------

                           MAVERICK TUBE CORPORATION
                   ANNOUNCES COMPLETION OF ITS ACQUISITION OF
                               SEACAT CORPORATION

--------------------------------------------------------------------------------


     St. Louis, March 3, 2003 ---- Maverick Tube Corporation (NYSE:MVK) announced today the completion of its acquisition of SeaCAT Corporation. The purchase price for SeaCAT consisted of $4.0 million cash, a $5.0 million subordinated note and 733,676 shares of Maverick common stock. Additionally, Maverick may pay up to $750,000 if SeaCAT achieves certain performance targets through 2005.

     SeaCAT Corporation, based in Houston, produces and sells specialized coiled tubing products. These products are a key component of umbilicals that are used for control and servicing of subsea oil and gas production facilities. For the two years ended September 30, 2002, SeaCAT's annual revenues averaged over $17 million and EBITDA averaged $4.5 million per year.

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry for drilling, production, well servicing and line pipe applications, as well as industrial tubing products (HSS, electrical conduit and standard pipe) used in various applications.

     This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward-looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2001.